Exhibit 99.1

                                THE MORTGAGE POOL

General

      The mortgage pool will consist of two groups of mortgage loans, referred to in the prospectus supplement as "Loan Group 1" and "Loan Group 2" (and each, a "Loan Group"), and also designated as the "Group 1 Loans" and the "Group 2 Loans", respectively. The Group 1 Loans are one- to four-family, adjustable-rate, fully-amortizing and interest only residential mortgage loans secured by first liens on mortgaged properties. The Group 2 Loans are one- to four-family, fully-amortizing and interest only residential mortgage loans, all of which have fixed rates that are secured by first liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years.

      The mortgage pool will include the initial mortgage loans and the subsequent mortgage loans in Loan Group 1 and Loan Group 2 (each, a "Group 1 subsequent mortgage loan" or "Group 2 subsequent mortgage loan", as applicable). The initial mortgage loans will be the mortgage loans deposited into the trust on the Closing Date. The Group 1 subsequent mortgage loans and Group 2 subsequent mortgage loans will be purchased with amounts on deposit in the related pre-funding account described in the prospectus supplement.

      The company will convey the initial mortgage loans to the trust on the Closing Date pursuant to the Trust Agreement. The company will convey the Group 1 subsequent mortgage loans and Group 2 subsequent mortgage loans to the trust during the Funding Period. The Group 1 subsequent mortgage loans will be acquired with amounts on deposit in the Group 1 Pre-Funding Account pursuant to the Group 1 Subsequent Transfer Instrument. The Group 2 subsequent mortgage loans will be acquired with amounts on deposit in the Group 2 Pre-Funding Account pursuant to the Group 2 Subsequent Transfer Instrument. The Seller will make certain representations and warranties with respect to the initial mortgage loans in the Mortgage Loan Purchase Agreement and with respect to the Group 1 subsequent mortgage loans and Group 2 subsequent mortgage loans in the Group 1 subsequent mortgage loan purchase agreement and Group 2 subsequent mortgage loan purchase agreement, respectively. These representations and warranties will be assigned to the indenture trustee for the benefit of the Bondholders and the Bond Insurer.

Prepayment Charges

Approximately 69.49% and 33.11% of the initial Group 1 Loans and initial Group 2 Loans, respectively (by aggregate outstanding principal balance of the related initial mortgage loans as of the Cut-off Date), provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments.

Initial Mortgage Loan Characteristics

      The statistical information included in the prospectus supplement with respect to the mortgage loans is based on a pool of 7,240 initial mortgage loans, 93.71% of which are in Loan Group 1 and 6.29% of which are in Loan Group
2. References to percentages of the initial mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the initial mortgage loans as of the Cut-off Date. The Radian PMI Rates for the initial mortgage loans will range from .230% per annum to 2.220% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.


                                      99-1

      The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the indenture trustee, and does not have any interest in the mortgage loan. Some of the initial Group 1 Loans and initial Group 2 Loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Securities--Yield Sensitivity of the Grantor Trust Certificates" in the prospectus supplement.

Loan Group 1

      The initial Group 1 Loans had an aggregate principal balance as of the Cut-off Date of approximately $1,874,929,228, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the initial Group 1 Loans are secured by first liens on the related mortgaged property.

      The average principal balance of the initial Group 1 Loans at origination was approximately $280,346. No initial Group 1 Loan had a principal balance at origination of greater than approximately $1,620,000 or less than approximately $49,000. The average principal balance of the initial Group 1 Loans as of the Cut-off Date was approximately $280,258. No initial Group 1 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,620,000 or less than approximately $48,948.

      As of the Cut-off Date, the initial Group 1 Loans had mortgage rates ranging from approximately 2.250% per annum to approximately 9.875% per annum and the weighted average mortgage rate was approximately 5.216% per annum. The weighted average remaining term to stated maturity of the initial Group 1 Loans was approximately 359 months as of the Cut-off Date. None of the initial Group 1 Loans will have a first Due Date prior to January 1, 2001, or after August 1, 2004, or will have a remaining term to maturity of less than 318 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any initial Group 1 Loan is July 1, 2034.

      Approximately 0.02%, 1.43%, 1.97%, 54.63%, 0.26% and 19.15% of the initial
Group 1 Loans have initial interest only periods of six months, two, three, five, seven and ten years, respectively.

      The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to- value ratios at origination of the initial Group 1 Loans was approximately 76.96%. No loan-to-value ratio at origination of any initial Group 1 Loan was greater than approximately 100.00% or less than approximately 8.65%.

      None of the initial Group 1 Loans are buydown mortgage loans.


                                      99-2

      None of the Group 1 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

      Approximately 99.92% of the initial Group 1 Loans have not reached their first adjustment date as of the Closing Date.

      Approximately 69.49% of the initial Group 1 Loans provide for prepayment charges.

      Approximately 6.69% and 9.35% of the initial Group 1 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the initial Group 1 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 1.000% per annum.

      With respect to substantially all of the Group 1 Loans, the Minimum Mortgage Rate is equal to the Gross Margin.

      Set forth below is a description of certain additional characteristics of the initial Group 1 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the initial Group 1 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.


                                      99-3

                             Mortgage Loan Programs

                                                                                                 Weighted
                                                                                     Weighted    Average      Weighted    Weighted
                                                                                      Average      Remg.      Average     Average
                                              No. of                    Average        Gross       Term        Credit     Original
Loan Programs             Current Balance      Loans       % of Total   Balance         WAC      (Months)      Score        LTV
-------------             ---------------     ------       ----------   -------      --------    --------     --------    --------
30Y LIB1M..............  $      181,646            1          0.01%    $181,646        2.250%     360.00        723        70.00%
30Y LIB1M-IO...........         600,000            1          0.03      600,000        4.350      360.00        754        80.00
30Y LIB3M-IO...........         592,000            1          0.03      592,000        7.875      360.00        776        80.00
30Y LIB6M..............      45,055,834          172          2.40      261,953        4.698      359.48        685        79.13
30Y LIB6M-IO...........     309,401,990          996         16.50      310,645        4.533      359.55        704        77.98
30Y LIB12M.............       1,243,702            4          0.07      310,925        4.486      359.85        655        80.00
30Y LIB12M-IO..........       1,441,920            3          0.08      480,640        4.062      358.74        735        79.89
2/28 LIB6M.............     185,467,591          874          9.89      212,205        5.882      359.24        679        81.00
2/28 LIB6M-IO..........     573,837,857        1,961         30.61      292,625        5.439      359.32        692        80.40
3/27 LIB6M.............     117,685,187          675          6.28      174,348        5.411      358.97        673        78.64
3/27 LIB6M-IO..........     225,732,372          767         12.04      294,306        5.057      359.59        711        74.75
3/1 LIB12M.............       6,219,984           18          0.33      345,555        3.960      357.98        734        71.53
3/1 LIB12M-IO..........      28,567,024           68          1.52      420,103        4.689      358.22        724        78.88
5/25 LIB6M.............      50,653,998          191          2.70      265,204        5.486      359.40        713        68.93
5/25 LIB6M-IO..........     251,685,656          760         13.42      331,165        5.238      359.48        725        69.75
5/1 LIB12M.............       6,657,111           19          0.36      350,374        4.557      358.97        720        71.44
5/1 LIB12M-IO..........      29,717,624           80          1.58      371,470        5.305      359.13        723        76.38
5/1 CMT1Y..............       2,956,807            9          0.16      328,534        4.949      359.76        731        68.95
5/1 CMT1Y-IO...........         842,700            1          0.04      842,700        5.625      360.00        782        79.99
7/23 LIB6M.............       3,726,227            9          0.20      414,025        5.239      359.23        723        66.68
7/23 LIB6M-IO..........      17,728,550           46          0.95      385,403        5.360      359.43        744        63.22
7/1 LIB12M.............         520,085            2          0.03      260,043        5.099      359.36        788        53.28
7/1 LIB12M-IO..........       1,445,900            4          0.08      361,475        5.171      358.77        721        70.93
7/1 CMT1Y..............         617,925            2          0.03      308,962        4.789      359.00        758        39.74
7/1 CMT1Y-IO...........         535,000            1          0.03      535,000        5.625      360.00        790        71.42
10/20 LIB6M............       1,730,085            3          0.09      576,695        5.177      357.85        680        58.05
10/20 LIB6M-IO.........       9,247,205           20          0.49      462,360        5.527      359.33        748        55.75
10/1 LIB12M-IO.........         837,250            2          0.04      418,625        4.914      352.45        673        70.13
                         --------------        -----        ------     --------        -----      ------        ---        -----
           Total.......  $1,874,929,228        6,690        100.00%    $280,258        5.216%     359.36        701        76.96%
                         ==============        =====        ======


                                      99-4

                      Principal Balances as of Origination

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
Range of Mortgage                                    No. of                    Average      Gross        Term     Credit    Original
Loan Principal Balances            Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
$0.01 - $50,000.00...............         $98,895         2        0.01%    $   49,447       5.650%     359.00      650      70.34%
$50,000.01 - $100,000.00.........      33,147,011       401        1.77         82,661       5.817      359.20      683      78.58
$100,000.01 - $150,000.00........     122,927,492       973        6.56        126,339       5.527      359.28      688      78.52
$150,000.01 - $200,000.00........     187,629,542     1,069       10.01        175,519       5.368      359.25      692      78.25
$200,000.01 - $250,000.00........     210,775,248       933       11.24        225,911       5.259      359.40      699      77.72
$250,000.01 - $300,000.00........     242,980,278       881       12.96        275,801       5.181      359.42      702      77.09
$300,000.01 - $350,000.00........     235,120,757       724       12.54        324,752       5.134      359.48      705      77.08
$350,000.01 - $400,000.00........     188,943,822       501       10.08        377,133       5.205      359.47      703      78.71
$400,000.01 - $450,000.00........     149,477,246       351        7.97        425,861       5.257      359.30      700      77.44
$450,000.01 - $500,000.00........     129,337,565       271        6.90        477,260       5.173      359.33      706      77.54
$500,000.01 - $550,000.00........      85,643,338       163        4.57        525,419       5.040      359.37      707      76.69
$550,000.01 - $600,000.00........      75,127,488       130        4.01        577,904       5.296      359.35      700      77.29
$600,000.01 - $650,000.00........      81,191,134       128        4.33        634,306       5.013      359.30      700      74.28
$650,000.01 - $700,000.00........      33,347,790        49        1.78        680,567       5.067      359.47      699      73.06
$700,000.01 - $750,000.00........      29,437,022        40        1.57        735,926       4.496      359.48      709      67.61
$750,000.01 - $800,000.00........      16,318,909        21        0.87        777,091       4.804      359.09      717      75.32
$800,000.01 - $850,000.00........       3,372,769         4        0.18        843,192       5.345      359.25      767      76.77
$850,000.01 - $900,000.00........       7,956,658         9        0.42        884,073       5.534      359.12      714      70.45
$900,000.01 - $950,000.00........       8,326,450         9        0.44        925,161       4.923      359.12      729      70.15
$950,000.01 - $1,000,000.00......      21,766,765        22        1.16        989,398       5.072      359.09      728      67.25
$1,000,000.01 - $1,050,000.00....       1,013,050         1        0.05      1,013,050       5.250      359.00      740      74.99
$1,050,000.01 - $1,100,000.00....       1,100,000         1        0.06      1,100,000       3.750      359.00      737      25.35
$1,150,000.01 - $1,200,000.00....       1,155,000         1        0.06      1,155,000       4.990      359.00      765      70.00
$1,250,000.01 - $1,300,000.00....       1,300,000         1        0.07      1,300,000       5.000      359.00      705      54.16
$1,350,000.01 - $1,400,000.00....       1,365,000         1        0.07      1,365,000       4.875      355.00      681      70.00
$1,400,000.01 - $1,450,000.00....       1,450,000         1        0.08      1,450,000       5.990      358.00      706      53.71
$1,450,000.01 - $1,500,000.00....       3,000,000         2        0.16      1,500,000       4.308      359.00      725      61.92
$1,600,000.01 - $1,650,000.00....       1,620,000         1        0.09      1,620,000       4.990      359.00      677      60.00
                                   --------------     -----      ------     ----------       -----      ------      ---      -----
           Total.................  $1,874,929,228     6,690      100.00%    $  280,258       5.216%     359.36      701      76.96%
                                   ==============     =====      ======

      The average original principal balance of the initial Group 1 Loans will be approximately $280,346.


                                      99-5

                    Principal Balances as of the Cut-off Date

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
Range of Mortgage                                    No. of                    Average      Gross        Term     Credit    Original
Loan Principal Balances            Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
$0.01 - $50,000.00...............  $       98,895         2       0.01%      $   49,447      5.650%      359.00     650       70.34%
$50,000.01-$100,000.00...........      33,147,011       401       1.77           82,661      5.817       359.20     683       78.58
$100,000.00-$150,000.00..........     123,227,431       975       6.57          126,387      5.530       359.28     688       78.56
$150,000.01-$200,000.00..........     187,329,604     1,067       9.99          175,567      5.366       359.25     692       78.23
$200,000.01-$250,000.00..........     210,775,248       933      11.24          225,911      5.259       359.40     699       77.72
$250,000.01-$300,000.00..........     243,580,038       883      12.99          275,855      5.183       359.42     702       77.10
$300,000.01-$350,000.00..........     234,520,998       722      12.51          324,821      5.131       359.48     705       77.08
$350,000.01-$400,000.00..........     188,943,822       501      10.08          377,133      5.205       359.47     703       78.71
$400,000.01-$450,000.00..........     149,477,246       351       7.97          425,861      5.257       359.30     700       77.44
$450,000.01-$500,000.00..........     129,337,565       271       6.90          477,260      5.173       359.33     706       77.54
$500,000.01-$550,000.00..........      85,643,338       163       4.57          525,419      5.040       359.37     707       76.69
$550,000.01-$600,000.00..........      75,127,488       130       4.01          577,904      5.296       359.35     700       77.29
$600,000.01-$650,000.00..........      81,191,134       128       4.33          634,306      5.013       359.30     700       74.28
$650,000.01-$700,000.00..........      33,347,790        49       1.78          680,567      5.067       359.47     699       73.06
$700,000.01-$750,000.00..........      29,437,022        40       1.57          735,926      4.496       359.48     709       67.61
$750,000.01-$800,000.00..........      16,318,909        21       0.87          777,091      4.804       359.09     717       75.32
$800,000.01-$850,000.00..........       3,372,769         4       0.18          843,192      5.345       359.25     767       76.77
$850,000.01-$900,000.00..........       7,956,658         9       0.42          884,073      5.534       359.12     714       70.45
$900,000.01-$950,000.00..........       8,326,450         9       0.44          925,161      4.923       359.12     729       70.15
$950,000.01-$1,000,000.00........      21,766,765        22       1.16          989,398      5.072       359.09     728       67.25
$1,000,000.01-$1,050,000.00......       1,013,050         1       0.05        1,013,050      5.250       359.00     740       74.99
$1,050,000.01-$1,100,000.00......       1,100,000         1       0.06        1,100,000      3.750       359.00     737       25.35
$1,150,000.01-$1,200,000.00......       1,155,000         1       0.06        1,155,000      4.990       359.00     765       70.00
$1,250,000.01-$1,300,000.00......       1,300,000         1       0.07        1,300,000      5.000       359.00     705       54.16
$1,350,000.01-$1,400,000.00......       1,365,000         1       0.07        1,365,000      4.875       355.00     681       70.00
$1,400,000.01-$1,450,000.00......       1,450,000         1       0.08        1,450,000      5.990       358.00     706       53.71
$1,450,000.01-$1,500,000.00......       3,000,000         2       0.16        1,500,000      4.308       359.00     725       61.92
$1,600,000.01-$1,650,000.00......       1,620,000         1       0.09        1,620,000      4.990       359.00     677       60.00
                                   --------------     -----     ------        ---------      -----       ------     ---       -----
                     Total.......  $1,874,929,228     6,690     100.00%      $  280,258      5.216%      359.36     701       76.96%
                                   ==============     =====     ======

      As of the cut-off date, the average current principal balance of the initial Group 1 Loans will be approximately $280,258.


                                      99-6

                                 Mortgage Rates

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
Range of                                             No. of                    Average      Gross        Term     Credit    Original
Mortgage Rates (%)                 Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
2.000 - 2.499..............        $      181,646         1      0.01%        $181,646      2.250%      360.00      723       70.00%
2.500 - 2.999..............             8,472,088        31      0.45          273,293      2.698       359.14      723       74.22
3.000 - 3.499..............            37,883,373       132      2.02          286,995      3.211       359.53      732       71.77
3.500 - 3.999..............            99,770,187       311      5.32          320,804      3.740       359.36      722       70.30
4.000 - 4.499..............           190,824,380       590     10.18          323,431      4.208       359.39      713       72.93
4.500 - 4.999..............           432,072,577     1,472     23.04          293,528      4.733       359.41      711       74.22
5.000 - 5.499..............           390,570,166     1,338     20.83          291,906      5.195       359.44      707       75.80
5.500 - 5.999..............           400,399,735     1,534     21.36          261,017      5.711       359.28      691       78.81
6.000 - 6.499..............           142,559,997       528      7.60          270,000      6.194       359.24      682       83.64
6.500 - 6.999..............           104,061,599       416      5.55          250,148      6.709       359.22      669       85.53
7.000 - 7.499..............            33,789,811       154      1.80          219,414      7.191       359.38      667       87.42
7.500 - 7.999..............            21,963,467       120      1.17          183,029      7.647       359.56      679       88.24
8.000 - 8.499..............             5,785,713        30      0.31          192,857      8.156       359.40      654       88.90
8.500 - 8.999..............             4,548,135        26      0.24          174,928      8.765       358.69      619       86.27
9.000 - 9.499..............               954,007         4      0.05          238,502      9.038       359.53      629       90.82
9.500 - 9.999..............             1,092,348         3      0.06          364,116      9.702       360.00      574       65.43
                                   --------------     -----    ------         --------      -----       ------      ---       -----
           Total...........        $1,874,929,228     6,690    100.00%        $280,258      5.216%      359.36      701       76.96%
                                   ==============     =====    ======

----------

      The weighted average mortgage rate of the initial Group 1 Loans was approximately 5.216% per annum.


                                      99-7

                              Next Adjustment Date

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
Next Adjustment Date               Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
July 1, 2004...............        $      287,937         2       0.02%       $143,969       2.896%     353.72      699       73.69%
August 1, 2004.............             1,188,129         4       0.06         297,032       4.839      356.00      653       70.04
September 1, 2004..........             2,607,947         9       0.14         289,772       5.815      357.00      697       76.92
October 1, 2004............            14,597,736        51       0.78         286,230       4.334      357.99      718       78.91
November 1, 2004...........           110,613,268       351       5.90         315,138       4.469      359.00      697       78.20
December 1, 2004...........           175,308,031       584       9.35         300,185       4.489      359.87      705       77.28
January 1, 2005............            51,617,400       172       2.75         300,101       4.987      360.00      698       80.92
April 1, 2005..............               767,000         1       0.04         767,000       3.750      358.00      720       79.90
May 1, 2005................               463,622         2       0.02         231,811       4.382      359.00      715       80.00
June 1, 2005...............             1,455,000         4       0.08         363,750       4.487      360.00      681       79.94
July 1, 2005...............               301,500         1       0.02         301,500       3.875      349.00      692       75.00
January 1, 2006............                79,564         1       0.00          79,564       5.450      356.00      802       80.00
February 1, 2006...........             1,798,390         9       0.10         199,821       6.588      356.11      647       80.85
March 1, 2006..............             6,505,268        24       0.35         271,053       6.329      357.16      671       77.07
April 1, 2006..............            91,350,140       351       4.87         260,257       5.805      358.10      669       82.74
May 1, 2006................           313,212,554     1,135      16.71         275,958       5.650      359.00      684       81.90
June 1, 2006...............           294,285,861     1,115      15.70         263,934       5.373      360.00      699       78.93
July 1, 2006...............            51,383,191       197       2.74         260,828       5.338      360.00      703       78.15
August 1, 2006.............               438,483         1       0.02         438,483       8.950      350.00      600      100.00
October 1, 2006............               364,000         1       0.02         364,000       4.875      352.00      760       80.00
December 1, 2006...........               348,800         1       0.02         348,800       5.625      354.00      739       79.64
January 1, 2007............             1,917,000         2       0.10         958,500       5.019      355.00      697       72.88
February 1, 2007...........             3,768,872        16       0.20         235,554       4.665      356.08      718       75.81
March 1, 2007..............            10,340,318        34       0.55         304,127       4.521      357.11      711       76.30
April 1, 2007..............            47,487,067       298       2.53         159,353       5.248      358.43      671       79.95
May 1, 2007................           141,189,158       577       7.53         244,695       5.070      359.01      699       76.46
June 1, 2007...............           152,703,386       524       8.14         291,419       5.130      360.00      709       74.81
July 1, 2007...............            19,647,484        74       1.05         265,507       5.432      360.00      707       76.17
February 1, 2009...........               211,586         1       0.01         211,586       4.500      356.00      773       80.00
March 1, 2009..............             4,091,375         9       0.22         454,597       5.272      357.00      748       76.53
April 1, 2009..............            14,513,054        36       0.77         403,140       5.373      358.00      713       72.29
May 1, 2009................           151,849,985       459       8.10         330,828       5.149      359.00      721       70.96
June 1, 2009...............           159,227,476       509       8.49         312,824       5.353      360.00      725       69.37
July 1, 2009...............            12,620,420        46       0.67         274,357       5.446      360.00      735       68.36
April 1, 2011..............             2,023,572         4       0.11         505,893       4.909      358.00      706       56.35
May 1, 2011................            11,665,269        32       0.62         364,540       5.230      359.00      745       64.91
June 1, 2011...............            10,304,845        26       0.55         396,340       5.470      360.00      749       64.62
July 1, 2011...............               580,000         2       0.03         290,000       5.746      360.00      669       43.34
September 1, 2013..........               595,000         1       0.03         595,000       4.625      351.00      686       60.00
February 1, 2014...........               242,250         1       0.01         242,250       5.625      356.00      640       95.00
March 1, 2014..............               497,744         1       0.03         497,744       5.375      357.00      685       53.48
April 1, 2014..............               992,604         1       0.05         992,604       5.000      358.00      681       61.04
May 1, 2014................             6,411,937        16       0.34         400,746       5.584      359.00      749       57.07
June 1, 2014...............             3,075,005         5       0.16         615,001       5.408      360.00      738       52.94
                                   --------------     -----     ------        --------       -----      ------      ---       -----
           Total...........        $1,874,929,228     6,690     100.00%       $280,258       5.216%     359.36      701       76.96%
                                   ==============     =====     ======

----------
      As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the initial Group 1 Loans will be approximately 30 months.


                                      99-8

                                  Gross Margin

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
Range of Gross                                       No. of                    Average      Gross        Term     Credit    Original
Margins (%)                        Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
1.250 - 1.499..............        $      181,646         1       0.01%       $181,646       2.250%     360.00      723       70.00%
1.500 - 1.749..............             4,645,031        13       0.25         357,310       2.994      359.45      727       70.82
1.750 - 1.999..............             3,918,422        13       0.21         301,417       2.825      359.05      728       80.50
2.000 - 2.249..............            13,054,720        44       0.70         296,698       3.904      359.61      734       74.43
2.250 - 2.499..............           317,124,478       832      16.91         381,159       5.006      359.21      730       70.27
2.500 - 2.749..............            21,799,584        76       1.16         286,837       4.565      359.47      707       76.07
2.750 - 2.999..............            65,779,032       181       3.51         363,420       4.617      359.23      726       71.70
3.000 - 3.249..............           110,365,378       375       5.89         294,308       4.518      359.48      727       77.44
3.250 - 3.499..............           325,077,448     1,175      17.34         276,662       4.962      359.59      736       75.60
3.500 - 3.749..............           220,181,935       769      11.74         286,322       4.974      359.60      692       78.11
3.750 - 3.999..............           340,738,942     1,289      18.17         264,344       5.321      359.61      679       77.03
4.000 - 4.249..............            20,318,469        71       1.08         286,176       5.542      359.38      669       77.02
4.250 - 4.499..............            35,029,501       158       1.87         221,706       5.379      359.31      656       78.30
4.500 - 4.749..............            25,313,944       127       1.35         199,322       5.493      359.14      680       82.51
4.750 - 4.999..............            20,264,053       114       1.08         177,755       5.668      359.13      665       83.62
5.000 - 5.249..............            54,594,839       278       2.91         196,384       6.232      359.05      677       83.07
5.250 - 5.499..............            30,407,814       173       1.62         175,768       5.859      358.99      666       82.12
5.500 - 5.749..............            35,650,260       221       1.90         161,313       5.947      358.81      651       80.97
5.750 - 5.999..............           100,413,542       345       5.36         291,054       5.859      358.91      680       80.86
6.000 - 6.249..............            78,624,701       267       4.19         294,475       6.133      358.79      652       84.71
6.250 - 6.499..............            40,332,758       122       2.15         330,596       6.446      358.86      646       91.34
6.500 - 6.749..............             6,627,713        25       0.35         265,109       6.583      359.10      650       91.76
6.750 - 6.999..............             1,314,499         8       0.07         164,312       6.301      359.31      648       83.22
7.000 - 7.249..............               762,040         3       0.04         254,013       7.258      359.38      632       91.40
7.250 - 7.499..............               303,531         2       0.02         151,765       7.636      359.58      662       92.11
7.500 - 7.749..............             1,478,265         5       0.08         295,653       8.099      359.76      614       69.17
8.500- 8.749...............               626,684         3       0.03         208,895       8.875      360.00      648       95.00
                                   --------------     -----     ------        --------       -----      ------      ---       -----
           Total...........        $1,874,929,228     6,690     100.00%       $280,258       5.216%     359.36      701       76.96%
                                   ==============     =====     ======

----------

      As of the Cut-off Date, the weighted average Gross Margin of the initial Group 1 Loans will be approximately 3.701% per annum.


                                      99-9

                              Maximum Mortgage Rate

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
Range of Maximum                                     No. of                    Average      Gross        Term     Credit    Original
Mortgage Rates (%)                 Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
8.000......................        $      181,646         1       0.01%       $181,646       2.250%     360.00      723       70.00%
8.000 - 8.499..............               328,000         1       0.02         328,000       3.375      359.00      718       80.00
8.500 - 8.999..............             8,983,888        33       0.48         272,239       2.785      359.11      727       74.35
9.000 - 9.499..............            47,448,348       154       2.53         308,106       3.431      359.30      735       71.16
9.500 - 9.999..............           134,442,859       398       7.17         337,796       4.013      359.28      722       70.75
10.000 - 10.499............           221,024,190       666      11.79         331,868       4.398      359.39      715       73.68
10.500 - 10.999............           421,891,294     1,441      22.50         292,777       4.795      359.43      711       74.45
11.000 - 11.499............           342,815,490     1,213      18.28         282,618       5.205      359.48      704       75.68
11.500 - 11.999............           365,871,369     1,432      19.51         255,497       5.709      359.27      688       78.82
12.000 - 12.499............           144,331,964       532       7.70         271,301       6.128      359.26      682       83.23
12.500 - 12.999............           113,454,687       452       6.05         251,006       6.569      359.24      674       85.61
13.000 - 13.499............            33,645,847       155       1.79         217,070       7.057      359.42      675       89.00
13.500 - 13.999............            23,874,395       130       1.27         183,649       7.503      359.50      674       88.25
14.000 - 14.499............             8,570,394        40       0.46         214,260       7.776      359.26      644       86.20
14.500 - 14.999............             3,773,180        23       0.20         164,051       8.481      358.57      639       88.85
15.000 - 15.499............             1,361,290         6       0.07         226,882       8.611      359.52      609       86.17
15.500 - 15.999............             1,747,368         9       0.09         194,152       8.884      359.61      585       77.45
16.000 - 16.499............               185,250         1       0.01         185,250       9.125      360.00      522       75.00
16.500 - 16.999............               997,771         3       0.05         332,590       9.581      359.47      549       59.77
                                   --------------     -----     ------        --------       -----      ------      ---       -----
           Total...........        $1,874,929,228     6,690     100.00%       $280,258       5.216%     359.36      701       76.96%
                                   ==============     =====     ======

----------
      As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the initial Group 1 Loans will be approximately 11.174% per annum.


                                      99-10

                            Initial Fixed-Rate Period

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
Initial Fixed Period               Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
One Month..................        $      781,646         2       0.04%       $390,823       3.862%     360.00      747       77.68%
Three Months...............               592,000         1       0.03         592,000       7.875      360.00      776       80.00
Six Months.................           354,457,824     1,168      18.91         303,474       4.554      359.54      701       78.12
One Year...................             2,685,622         7       0.14         383,660       4.259      359.26      698       79.94
Two Years..................           759,305,448     2,835      40.50         267,833       5.547      359.30      689       80.55
Three Years................           378,204,567     1,528      20.17         247,516       5.121      359.27      700       76.22
Five Years.................           342,513,896     1,060      18.27         323,126       5.266      359.43      723       70.25
Seven Years................            24,573,686        64       1.31         383,964       5.316      359.36      742       63.57
Ten Years..................            11,814,540        25       0.63         472,582       5.433      358.63      732       57.10
                                   --------------     -----     ------        --------       -----      ------      ---       -----
           Total...........        $1,874,929,228     6,690     100.00%       $280,258       5.216%     359.36      701       76.96%
                                   ==============     =====     ======

                                Initial Rate Cap

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
Initial Cap (%)                    Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
1.000......................        $  354,761,629     1,166      18.92%       $304,255       4.553%     359.54      702       78.15%
1.500......................             6,220,923        26       0.33        $239,266       6.386      358.76      640       79.61
2.000......................            51,863,324       148       2.77        $350,428       4.818      358.55      719       79.58
3.000......................         1,163,056,165     4,536      62.03        $256,406       5.435      359.34      693       78.30
4.000......................               132,873         1       0.01        $132,873       8.875      356.00      529       65.00
5.000......................           115,161,513       281       6.14        $409,827       5.190      359.21      727       74.12
6.000......................           183,732,801       532       9.80        $345,362       5.197      359.49      732       67.15
                                   --------------     -----     ------        --------       -----      ------      ---       -----
           Total...........        $1,874,929,228     6,690     100.00%       $280,258       5.216%     359.36      701       76.96%
                                   ==============     =====     ======


                                      99-11

                                Periodic Rate Cap

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
Subsequent Cap (%)                 Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
1.000......................        $1,563,445,398     5,759     83.39%        $271,479       5.213%     359.38      697       77.99%
1.125......................               150,500         1      0.01          150,500       5.000      360.00      679       70.00
1.250......................               454,729         2      0.02          227,364       4.817      360.00      679       69.47
1.500......................            38,566,942       150      2.06          257,113       5.963      359.18      674       82.54
1.625......................               103,837         1      0.01          103,837       5.500      360.00      628       63.01
1.750......................               663,018         2      0.04          331,509       5.578      360.00      676       75.69
1.875......................               210,000         1      0.01          210,000       4.875      360.00      774       70.00
2.000......................           270,041,455       768     14.40          351,616       5.119      359.27      729       70.24
2.240......................               237,500         1      0.01          237,500       7.990      360.00      634       95.00
2.375......................               192,000         1      0.01          192,000       6.625      360.00      603       80.00
2.500......................               132,873         1      0.01          132,873       8.875      356.00      529       65.00
2.625......................               413,000         2      0.02          206,500       5.875      360.00      746       72.58
2.875......................               317,976         1      0.02          317,976       6.750      360.00      757       95.00
                                   --------------     -----    ------         --------       -----      ------      ---       -----
           Total...........        $1,874,929,228     6,690    100.00%        $280,258       5.216%     359.36      701       76.96%
                                   ==============     =====    ======

                          Original Loan-to-Value Ratios

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
Range of Loan-to-                                    No. of                    Average      Gross        Term     Credit    Original
Value Ratios (%)                   Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
0.01 - 20.00...............        $    1,455,000         6       0.08%       $242,500       4.966%     359.76      764       14.79%
20.01 - 25.00..............             2,055,841        11       0.11         186,895       5.111      359.32      751       23.37
25.01 - 30.00..............             3,260,208        12       0.17         271,684       4.360      359.27      760       27.09
30.01 - 35.00..............             5,278,880        22       0.28         239,949       4.770      359.74      723       32.81
35.01 - 40.00..............             7,953,596        31       0.42         256,568       4.569      359.47      722       38.06
40.01 - 45.00..............            14,898,657        52       0.79         286,513       4.984      359.48      720       42.58
45.01 - 50.00..............            18,832,743        64       1.00         294,262       4.695      359.46      746       47.56
50.01 - 55.00..............            27,330,403        85       1.46         321,534       4.927      359.46      711       52.69
55.01 - 60.00..............            45,592,367       131       2.43         348,033       4.740      359.36      716       58.11
60.01 - 65.00..............            85,952,970       234       4.58         367,320       4.857      359.46      716       63.54
65.01 - 70.00..............           283,894,022       949      15.14         299,151       4.626      359.53      707       69.47
70.01 - 75.00..............            99,626,775       314       5.31         317,283       5.219      359.30      703       73.87
75.01 - 80.00..............           971,219,543     3,534      51.80         274,822       5.184      359.33      701       79.81
80.01 - 85.00..............            38,605,453       142       2.06         271,869       5.645      359.26      676       84.20
85.01 - 90.00..............           153,136,745       647       8.17         236,687       6.089      359.34      686       89.70
90.01 - 95.00..............           107,541,881       416       5.74         258,514       6.390      359.18      677       94.68
95.01 - 100.00.............             8,294,145        40       0.44         207,354       6.079      358.75      709       99.74
                                   --------------     -----     ------         -------       -----      ------      ---       -----
           Total...........        $1,874,929,228     6,690     100.00%       $280,258       5.216%     359.36      701       76.96%
                                   ==============     =====     ======

----------

      The minimum and maximum loan-to-value ratios of the initial Group 1 Loans at origination were approximately 8.65% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the initial Group 1 Loans at origination was approximately 76.96%.


                                     99-12

                                 Occupancy Types

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
Occupancy                          Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
Owner Occupied.............        $1,546,228,011     5,374      82.47%       $287,724       5.205%     359.33      697      77.57%
Investment.................           289,905,667     1,167      15.46         248,420       5.281      359.53      717      73.73
Second Home................            38,795,550       149       2.07         260,373       5.208      359.42      725      76.84
                                   --------------     -----     ------        --------       -----      ------      ---      -----
           Total...........        $1,874,929,228     6,690     100.00%       $280,258       5.216%     359.36      701      76.96%
                                   ==============     =====     ======

      Occupancy type is based on the representation of the borrower at the time of origination.

                  Mortgage Loan Program and Documentation Type

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
Document Type                      Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
Progressive Series
Program (Limited
(Stated)
Documentation).............        $  892,011,145     2,906      47.58%       $306,955      5.173%      359.47      705       77.04%

Progressive Series
Program
(Full Documentation).......           513,139,167     1,804      27.37         284,445      4.949       359.36      703       76.22

Progressive Express(TM)
Program (Non Verified
Assets)....................           153,891,197       542       8.21         283,932      5.702       359.15      694       77.92

Progressive Express(TM)
Program (Verified
Assets)....................           109,911,643       375       5.86         293,098      5.428       359.36      702       78.44

Progressive Series
Program (Full
Income/Stated Assets
Documentation) ............            78,048,499       526       4.16         148,381      5.319       358.74      656       80.14

Progressive Express(TM)
No Doc Program (No
Documentation).............            76,789,457       309       4.10         248,510      5.744       359.50      711       71.54

Progressive Series
Program (No
Income/No Asset
Documentation) ............            27,356,869       143       1.46         191,307      5.669       358.68      675       79.70

Progressive Express(TM)
Program No Doc
Program (Verified
Assets)....................            11,909,374        52       0.64         229,026      5.903       359.67      697       82.15

Progressive Series
Program (Alternative
Documentation).............            11,702,377        32       0.62         365,699      5.968       358.32      692       79.98
Progressive Series

Program (Lite
Income/Stated Asset
Documentation).............               169,500         1       0.01         169,500      4.375       360.00      704       70.00
                                   --------------     -----     ------        --------      -----       ------      ---       -----
           Total...........        $1,874,929,228     6,690     100.00%       $280,258      5.216%      359.36      701       76.96%
                                   ==============     =====     ======


                                     99-13

      See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.

                                 Risk Categories

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
Credit Grade Category              Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
A+(1)..........................     $1,066,739,415    3,568      56.89%       $298,974       4.947%     359.42      732       75.12%
A(1)...........................        528,683,422    1,982      28.20         266,742       5.424      359.23      654       79.09
A-(1)..........................         63,390,876      273       3.38         232,201       5.848      358.99      613       79.09
B(1)...........................            540,839        3       0.03         180,280       8.091      359.35      563       71.99
C(1)...........................          1,209,901        3       0.06         403,300       8.793      358.70      552       59.16
CX(1)..........................            791,130        5       0.04         158,226       8.235      357.49      523       69.06
Progressive Express(TM)I(2)....        120,446,590      469       6.42         256,816       5.610      359.55      724       81.06
Progressive Express(TM)II(2)...         78,650,141      329       4.19         239,058       6.036      359.61      652       80.87
Progressive Express(TM)III(2)..          7,349,496       28       0.39         262,482       5.964      358.37      614       75.73
Progressive Express(TM)IV(2)...          3,122,905       11       0.17         283,900       5.976      359.13      608       70.99
Progressive Express(TM)V(2)....          2,176,672       11       0.12         197,879       6.974      359.49      579       67.34
Progressive Express(TM)VI(2)...          1,827,843        8       0.10         228,480       8.294      359.67      539       69.65
                                    --------------    -----     ------        --------       -----      ------      ---       ------
           Total...............     $1,874,929,228    6,690     100.00%       $280,258       5.216%     359.36      701       76.96%
                                    ==============    =====     ======

----------

(1) All of these initial Group 1 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B, C and CX correspond to Progressive Series I+, I and II, III and III+, IV, V and VI, respectively. All of the Seasoned Mortgage Loans in Loan Group 1 have been assigned credit grades by Impac Funding. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III.

(2) These initial Group 1 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these initial Group 1 Loans is generally based on the borrower's "Credit Score" score and therefore these initial Group 1 Loans do not correspond to the alphabetical risk categories listed above.

      See "--Underwriting Standards" below for a description of the Seller's risk categories.


                                      99-14

                                 Property Types

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
Property Type                      Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
Single-Family Residence.........    $1,199,464,056    4,327      63.97%       $277,205       5.245%     359.32      698       77.10%
De minimis PUD..................       198,538,414      653      10.59         304,040       5.046      359.63      700       77.76
Condominium.....................       185,182,014      719       9.88         257,555       5.113      359.46      711       77.42
Planned Unit Development........       144,519,524      516       7.71         280,077       5.272      359.11      704       78.32
Two Family......................        64,221,674      218       3.43         294,595       5.369      359.46      711       75.16
Four Family.....................        43,889,874      124       2.34         353,951       5.139      359.30      714       68.96
Three Family....................        22,519,067       68       1.20         331,163       5.127      359.58      695       70.93
Highrise/Condominium............        11,282,937       36       0.60         313,415       5.741      359.58      720       77.57
Townhouse.......................         4,240,667       25       0.23         169,627       5.242      359.08      686       77.50
Site Condo......................           692,000        2       0.04         346,000       5.113      359.62      691       80.00
Manufactured Housing............           379,000        2       0.02         189,500       4.388      359.30      709       56.59
                                    --------------    -----     ------        --------       -----      ------      ---       -----
           Total................    $1,874,929,228    6,690     100.00%       $280,258       5.216%     359.36      701       76.96%
                                    ==============    =====     ======


                                      99-15

                 Geographic Distribution of Mortgaged Properties

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
State                              Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
Alabama....................        $    1,572,069         7       0.08%       $224,581      5.034%      359.71      708       75.85%
Arkansas...................             3,926,747        25       0.21         157,070      5.491       358.65      652       82.60
Arizona....................            37,555,591       215       2.00         174,677      5.912       359.19      673       82.01
California.................         1,304,126,633     3,899      69.56         334,477      5.123       359.41      706       75.55
Colorado...................            37,967,090       161       2.02         235,820      5.422       359.07      679       80.42
Connecticut ..............              7,240,563        29       0.39         249,675      5.208       359.27      688       76.78
District of Columbia.......             3,107,575         9       0.17         345,286      5.637       359.44      667       76.45
Delaware...................               961,655         4       0.05         240,414      4.773       359.72      673       69.01
Florida....................           112,167,777       537       5.98         208,879      5.500       359.48      700       80.39
Georgia....................            32,565,843       161       1.74         202,272      4.660       359.17      695       83.36
Hawaii.....................            11,945,311        33       0.64         361,979      5.395       359.13      702       75.17
Iowa.......................               942,338        10       0.05          94,234      5.645       358.99      674       82.72
Idaho......................             2,135,783        13       0.11         164,291      5.117       358.60      690       81.23
Illinois...................            24,964,159       116       1.33         215,208      5.632       359.29      683       80.95
Indiana....................             2,994,461        21       0.16         142,593      5.855       359.48      693       84.65
Kansas.....................             1,726,574        14       0.09         123,327      5.845       359.09      659       81.96
Kentucky...................               910,633         6       0.05         151,772      5.204       359.10      649       79.51
Louisiana..................               235,912         2       0.01         117,956      4.640       359.68      703       80.00
Massachusetts..............            14,385,663        54       0.77         266,401      5.326       359.34      674       77.84
Maryland...................            24,130,215        96       1.29         251,356      5.354       359.23      699       78.94
Maine......................             1,158,639         4       0.06         289,660      3.934       359.75      723       82.37
Michigan...................            13,539,414        88       0.72         153,857      5.672       358.53      671       80.87
Minnesota..................            12,663,166        64       0.68         197,862      5.438       359.28      698       80.15
Missouri...................             1,363,166        11       0.07         123,924      5.844       359.44      677       81.58
Mississippi................               932,611         7       0.05         133,230      5.774       359.55      696       78.99
Montana....................               641,802         3       0.03         213,934      6.397       359.19      696       92.66
North Carolina.............            10,979,097        60       0.59         182,985      5.367       358.53      675       78.17
Nebraska...................             4,388,576        23       0.23         190,808      5.395       358.94      662       80.94
New Hampshire..............             1,388,452         5       0.07         277,690      5.456       359.64      678       86.02
New Jersey.................            21,073,321        81       1.12         260,164      5.600       359.47      689       79.40
New Mexico ................               725,725         6       0.04         120,954      4.884       359.16      704       84.74
Nevada.....................            44,477,873       191       2.37         232,868      5.312       359.48      696       79.91
New York...................            13,604,999        39       0.73         348,846      5.763       359.05      697       80.41
Ohio.......................             8,354,133        61       0.45         136,953      5.736       359.26      669       81.82
Oklahoma...................               613,763         5       0.03         122,753      5.227       359.09      709       80.56
Oregon.....................            11,973,388        76       0.64         157,545      5.470       359.36      688       80.17
Pennsylvania...............             4,577,160        30       0.24         152,572      5.340       359.21      663       82.21
Rhode Island...............             1,906,210         9       0.10         211,801      6.354       359.30      688       85.31
South Carolina.............             5,154,913        26       0.27         198,266      5.421       358.99      700       77.80
South Dakota...............                69,525         1       0.00          69,525      5.600       359.00      645       80.00
Tennessee..................             3,869,674        30       0.21         128,989      5.775       359.04      686       82.44
Texas......................            10,358,063        58       0.55         178,587      5.608       359.44      697       79.37
Utah.......................            12,759,600        83       0.68         153,730      5.532       359.46      686       80.74
Virginia...................            34,964,220       154       1.86         227,040      5.009       359.17      693       77.66
Washington.................            22,012,578       115       1.17         191,414      5.340       359.20      678       78.96
Wisconsin..................             5,481,174        46       0.29         119,156      5.886       358.95      663       84.75
West Virginia..............               335,398         2       0.02         167,699      5.690       358.00      681       89.75
                                   --------------     -----     ------        --------      -----       ------      ---       -----
           Total...........        $1,874,929,228     6,690     100.00%       $280,258      5.216%      359.36      701       76.96%
                                   ==============     =====     ======


                                      99-16

      No more than approximately 0.82% of the initial Group 1 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                              Debt to Income Ratio

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
Description (%)                    Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
0.01 - 5.00...............         $    1,409,247         6       0.08%       $234,875       5.509%     359.45      691       77.05%
5.01 - 10.00..............              2,842,991        12       0.15         236,916       4.849      359.62      701       70.12
10.01 - 15.00.............             12,842,456        49       0.68         262,091       4.661      359.64      720       63.56
15.01 - 20.00.............             37,319,987       132       1.99         282,727       4.893      359.43      715       72.50
20.01 - 25.00.............             81,216,733       284       4.33         285,974       4.914      359.27      709       71.58
25.01 - 30.00.............            136,621,174       490       7.29         278,819       5.045      359.46      707       76.06
30.01 - 35.00.............            236,626,634       830      12.62         285,092       5.113      359.37      703       76.37
35.01 - 40.00.............            346,290,195     1,210      18.47         286,190       5.261      359.32      699       77.83
40.01 - 45.00.............            363,488,227     1,307      19.39         278,109       5.244      359.33      695       78.93
45.01 - 50.00.............            270,602,298     1,015      14.43         266,603       5.153      359.49      697       78.86
50.01 - 55.00.............             28,509,185        98       1.52         290,910       4.875      359.65      701       70.68
Greater than 55.00........              6,211,406        22       0.33         282,337       5.196      359.53      698       71.28
Not Required..............            350,948,696     1,235      18.72         284,169       5.484      359.26      703       76.24
                                   --------------     -----     ------        --------       -----      ------      ---       -----
           Total..........         $1,874,929,228     6,690     100.00%       $280,258       5.216%     359.36      701       76.96%
                                   ==============     =====     ======

      As of the Cut-off Date, the weighted average debt to income ratio of the Group 1 Loans will be approximately 37.85% per annum.

                               Prepayment Penalty

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
Number of Months                   Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
0............................      $  572,078,682     1,779      30.51%       $321,573       5.127%     359.33      716       74.35%
6............................          23,658,277        57       1.26         415,057       5.077      359.28      705       74.34
7............................           1,562,788         3       0.08         520,929       4.466      359.24      753       72.83
12...........................         307,372,430     1,017      16.39         302,234       4.897      359.48      702       76.82
24...........................         598,017,919     2,271      31.90         263,328       5.483      359.29      688       80.41
36...........................         259,618,315     1,168      13.85         222,276       5.186      359.42      693       76.17
60...........................         112,620,817       395       6.01         285,116       5.238      359.47      711       74.80
                                   --------------     -----     ------        --------       -----      ------      ---       -----
           Total.............      $1,874,929,228     6,690     100.00%       $280,258       5.216%     359.36      701       76.96%
                                   ==============     =====     ======


                                      99-17

                     Months Remaining to Scheduled Maturity

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
Range of Months                    Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
301-360.......................     $1,874,929,228     6,690     100.00%       $280,258      5.216%      359.36      701       76.96%
                                   --------------     -----     -------       --------      -----       ------      ---       -----
Total.........................     $1,874,929,228     6,690     100.00%       $280,258      5.216%      359.36      701       76.96%
                                   ==============               ======

      As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the initial Group 1 Loans will be approximately 359 months.

                                  Credit Scores

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
Range of Credit Scores             Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
Not Required...............        $      114,300         1      0.01%        $114,300       4.875%     360.00      N/A      79.99%
801 - 820..................            19,622,391        57      1.05          344,252       4.858      359.54      807      66.10
781 - 800..................            91,288,728       295      4.87          309,453       4.889      359.44      789      71.37
761 - 780..................           152,694,019       488      8.14          312,898       4.888      359.42      770      74.00
741 - 760..................           190,973,515       647     10.19          295,168       4.962      359.44      751      75.73
721 - 740..................           219,760,928       765     11.72          287,269       4.994      359.45      730      76.52
701 - 720..................           252,181,081       861     13.45          292,893       5.003      359.46      710      76.31
681 - 700..................           267,447,636       947     14.26          282,416       5.207      359.37      690      77.65
661 - 680..................           240,873,982       899     12.85          267,935       5.409      359.31      670      78.71
641 - 660..................           211,865,610       800     11.30          264,832       5.483      359.30      651      79.38
621 - 640..................           141,676,959       569      7.56          248,993       5.713      359.24      631      80.25
601 - 620..................            72,587,870       307      3.87          236,443       5.779      358.92      612      78.87
581 - 600..................             7,529,717        26      0.40          289,605       6.502      358.51      595      78.72
561 - 580..................             2,366,792        10      0.13          236,679       7.427      359.25      571      73.08
541 - 560..................             2,278,034         8      0.12          284,754       8.457      359.23      550      63.38
521 - 540..................             1,058,573         7      0.06          151,225       8.277      358.97      527      69.10
501 - 520..................               453,209         2      0.02          226,605       8.140      357.76      516      73.36
Less than 500..............               155,884         1      0.01          155,884       7.500      359.00      500      41.60
                                   --------------     -----    ------         --------       -----      ------      ---      -----
Total......................        $1,874,929,228     6,690    100.00%        $280,258       5.216%     359.36      701      76.96%
                                   ==============     =====    ======

      As of the Cut-off Date, the weighted average credit score of the initial Group 1 Loans will be approximately 701.


                                      99-18

                             Range of Months to Roll

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
Number of Months                   Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
1 - 6......................        $  356,220,449     1,173      19.00%       $303,683       4.558%     359.50      701       78.13%
7 - 12.....................             2,685,622         7       0.14         383,660       4.259      359.26      698       79.94
13 - 18....................               301,500         1       0.02         301,500       3.875      349.00      692       75.00
19 - 24....................           758,614,968     2,832      40.46         267,873       5.548      359.33      689       80.55
25 - 31....................             3,068,283         5       0.16         613,657       5.633      353.82      696       78.37
32 - 37....................           375,136,285     1,523      20.01         246,314       5.117      359.31      700       76.20
56 - 61....................           342,513,896     1,060      18.27         323,126       5.266      359.43      723       70.25
80 - 85....................            24,573,686        64       1.31         383,964       5.316      359.36      742       63.57
Greater than 85............            11,814,540        25       0.63         472,582       5.433      358.63      732       57.10
                                   --------------     -----     ------        --------       -----      ------      ---       -----
Total......................        $1,874,929,228     6,690     100.00%       $280,258       5.216%     359.36      701       76.96%
                                   ==============     =====     ======

      As of the Cut-off Date, the weighted average months to roll of the initial Group 1 Loans will be approximately 30 months.

                                  Loan Purposes

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
Loan Purpose                       Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
Purchase...................        $1,132,528,135     4,102      60.40%       $276,092       5.212%     359.35      709       79.37%
Refinance - Cash Out.......           536,507,266     1,826      28.61         293,816       5.293      359.43      686       74.00
Refinance - No Cash
Out........................           205,893,827       762      10.98         270,202       5.038      359.27      699       71.45
                                   --------------     -----     ------        --------       -----      ------      ---       -----
           Total...........        $1,874,929,228     6,690     100.00%       $280,258       5.216%     359.36      701       76.96%
                                   ==============     =====     ======

      In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

Loan Group 2

      The initial Group 2 Loans had an aggregate principal balance as of the Cut-off Date of approximately $125,861,510, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the initial Group 2 Loans are secured by first liens on the related mortgaged property.


                                     99-19

      The average principal balance of the initial Group 2 Loans at origination was approximately $229,169. No initial Group 2 Loan had a principal balance at origination of greater than approximately $1,100,000 or less than approximately $31,500. The average principal balance of the initial Group 2 Loans as of the Cut-off Date was approximately $228,839. No initial Group 2 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,098,824 or less than approximately $31,200.

      As of the Cut-off Date, the initial Group 2 Loans had mortgage rates ranging from approximately 5.500% per annum to approximately 10,000% per annum and the weighted average mortgage rate was approximately 6.332% per annum. The weighted average remaining term to stated maturity of the initial Group 2 Loans was approximately 347 months as of the Cut-off Date. None of the initial Group 2 Loans will have a first Due Date prior to June 1, 2003, or after August 1, 2004, or will have a remaining term to maturity of less than 120 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any initial Group 2 Loan is July 1, 2034.

      Approximately 6.10% and 3.03% of the initial Group 2 Loans have initial interest only periods of five and ten years, respectively years.

      The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the initial Group 2 Loans was approximately 70.74%. No loan-to- value ratio at origination of any initial Group 2 Loan was greater than approximately 100.00% or less than approximately 20.00%.

      None of the initial Group 2 Loans are buydown mortgage loans.

      None of the initial Group 2 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

      Approximately 33.11% of the initial Group 2 Loans provide for prepayment charges.

      Approximately 10.38% and 1.42% of the initial Group 2 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the initial Group 2 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 1.285% per annum.

      Set forth below is a description of certain additional characteristics of the initial Group 2 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the initial Group 2 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.


                                      99-20

                             Mortgage Loan Programs

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
Loan Programs                      Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
10 Year Fixed..................    $    151,000           1          0.12%    $151,000      6.000%      120.00      685       54.90%
15 Year Fixed..................       7,355,583          42          5.84      175,133      5.947       178.51      708       66.33
20 Year Fixed..................         320,603           1          0.25      320,603      6.000       238.00      655       70.00
30 Year Fixed..................     106,289,115         468         84.45      227,113      6.374       358.59      700       71.50
25 Year Fixed..................         262,620           1          0.21      262,620      6.000       299.00      690       51.57
30 Year Fixed-IO...............      11,482,589          37          9.12      310,340      6.211       359.42      713       67.19
                                     ----------         ---        ------     --------      -----       ------      ---       -----
   Total.......................    $125,861,510         550        100.00%    $228,839      6.332%      347.43      701       70.74%
                                   ============         ===        ======

                      Principal Balances as of Origination

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
Range of Mortgage                                    No. of                    Average      Gross        Term     Credit    Original
Loan Principal Balances            Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
        0.01 -    50,000.00.....     $    130,934        3        0.10%      $   43,645      6.607%     287.25      694      77.31%
   50,000.01 -   100,000.00.....        8,767,056      106        6.97           82,708      6.890      341.36      682      71.45
  100,000.01 -   150,000.00.....       14,836,734      117       11.79          126,810      6.602      337.30      682      75.30
  150,000.01 -   200,000.00.....       16,189,980       92       12.86          175,978      6.392      344.58      693      73.41
  200,000.01 -   250,000.00.....       12,645,604       55       10.05          229,920      6.375      348.96      691      67.99
  250,000.01 -   300,000.00.....       12,500,461       46        9.93          271,749      6.270      345.80      699      71.01
  300,000.01 -   350,000.00.....       11,185,460       35        8.89          319,585      6.645      344.76      681      75.78
  350,000.01 -   400,000.00.....        8,945,571       24        7.11          372,732      6.110      358.70      713      72.39
  400,000.01 -   450,000.00.....        7,207,419       17        5.73          423,966      6.321      337.66      708      73.87
  450,000.01 -   500,000.00.....        7,713,952       16        6.13          482,122      6.063      358.58      731      65.30
  500,000.01 -   550,000.00.....        6,787,805       13        5.39          522,139      5.975      358.69      722      68.04
  550,000.01 -   600,000.00.....        1,775,063        3        1.41          591,688      6.496      358.66      701      65.42
  600,000.01 -   650,000.00.....        7,581,700       12        6.02          631,808      5.986      343.35      722      67.50
  650,000.01 -   700,000.00.....        1,380,775        2        1.10          690,388      5.625      358.50      777      71.51
  700,000.01 -   750,000.00.....          750,000        1        0.60          750,000      5.750      360.00      672      60.00
  750,000.01 -   800,000.00.....          790,876        1        0.63          790,876      5.625      354.00      778      64.97
  800,000.01 -   850,000.00.....          807,451        1        0.64          807,451      5.750      357.00      705      57.24
  850,000.01 -   900,000.00.....          876,707        1        0.70          876,707      6.500      359.00      772      75.00
  900,000.01 -   950,000.00.....          943,990        1        0.75          943,990      5.625      359.00      709      59.06
  950,000.01 - 1,000,000.00.....        2,945,149        3        2.34          981,716      6.150      359.34      707      58.21
1,050,000.01 -  1,100,000.0.....        1,098,824        1        0.87        1,098,824      5.625      359.00      770      52.98
                                     ------------      ---      ------       ----------      -----      ------      ---      -----
        Total...................     $125,861,510      550      100.00%      $  228,839      6.332%     347.43      701      70.74%
                                     ============      ===      ======

      As of origination, the average original principal balance of the initial Group 2 Loans will be approximately $229,169.


                                      99-21

                    Principal Balances as of the Cut-off Date

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
Range of Mortgage                                    No. of                    Average      Gross        Term     Credit    Original
Loan Principal Balances            Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
        0.01 -    50,000.00.....     $    130,934        3       0.10%      $   43,645      6.607%      287.25      694       77.31%
   50,000.01 -   100,000.00.....        8,767,056      106       6.97           82,708      6.890       341.36      682       71.45
  100,000.01 -   150,000.00.....       15,136,394      119      12.03          127,197      6.601       337.70      682       75.44
  150,000.01 -   200,000.00.....       15,890,321       90      12.63          176,559      6.389       344.34      693       73.23
  200,000.01 -   250,000.00.....       12,645,604       55      10.05          229,920      6.375       348.96      691       67.99
  250,000.01 -   300,000.00.....       12,500,461       46       9.93          271,749      6.270       345.80      699       71.01
  300,000.01 -   350,000.00.....       11,185,460       35       8.89          319,585      6.645       344.76      681       75.78
  350,000.01 -   400,000.00.....        8,945,571       24       7.11          372,732      6.110       358.70      713       72.39
  400,000.01 -   450,000.00.....        7,207,419       17       5.73          423,966      6.321       337.66      708       73.87
  450,000.01 -   500,000.00.....        7,713,952       16       6.13          482,122      6.063       358.58      731       65.30
  500,000.01 -   550,000.00.....        6,787,805       13       5.39          522,139      5.975       358.69      722       68.04
  550,000.01 -   600,000.00.....        1,775,063        3       1.41          591,688      6.496       358.66      701       65.42
  600,000.01 -   650,000.00.....        7,581,700       12       6.02          631,808      5.986       343.35      722       67.50
  650,000.01 -   700,000.00.....        1,380,775        2       1.10          690,388      5.625       358.50      777       71.51
  700,000.01 -   750,000.00.....          750,000        1       0.60          750,000      5.750       360.00      672       60.00
  750,000.01 -   800,000.00.....          790,876        1       0.63          790,876      5.625       354.00      778       64.97
  800,000.01 -   850,000.00.....          807,451        1       0.64          807,451      5.750       357.00      705       57.24
  850,000.01 -   900,000.00.....          876,707        1       0.70          876,707      6.500       359.00      772       75.00
  900,000.01 -   950,000.00.....          943,990        1       0.75          943,990      5.625       359.00      709       59.06
  950,000.01 - 1,000,000.00.....        2,945,149        3       2.34          981,716      6.150       359.34      707       58.21
1,050,000.01 - 1,100,000.00.....        1,098,824        1       0.87        1,098,824      5.625       359.00      770       52.98
                                     ------------      ---     ------       ----------      -----       ------      ---       -----
        Total...................     $125,861,510      550     100.00%      $  228,839      6.332%      347.43      701       70.74%
                                     ============      ===     ======

      As of the Cut-off Date, the average original principal balance of the initial Group 2 Loans will be approximately $228,839.


                                      99-22

                                 Mortgage Rates

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
Range of                                             No. of                    Average      Gross        Term     Credit    Original
Mortgage Rates (%)                 Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
  5.500 -   5.999..............     $ 51,000,795       162      40.52%        $314,820      5.694%      340.79      730       65.12%
  6.000 -   6.499..............       26,596,291       136      21.13          195,561      6.197       348.58      687       69.59
  6.500 -   6.999..............       26,771,321       130      21.27          205,933      6.648       350.37      683       74.40
  7.000 -   7.499..............       10,700,993        55       8.50          194,564      7.208       357.53      675       78.65
  7.500 -   7.999..............        6,330,742        42       5.03          150,732      7.652       358.82      681       80.70
  8.000 -   8.499..............        2,210,191        10       1.76          221,019      8.209       358.15      663       86.25
  8.500 -   8.999..............        1,654,321         9       1.31          183,813      8.679       358.56      652       88.25
  9.000 -   9.499..............          257,929         3       0.20           85,976      9.000       359.00      667       69.73
  9.500 -   9.999..............          214,644         2       0.17          107,322      9.924       359.43      649       95.00
 10.000 -  10.499..............          124,283         1       0.10          124,283     10.000       357.00      679       95.00
                                    ------------       ---     ------         --------     ------       ------      ---       -----
       Total...................     $125,861,510       550     100.00%        $228,839      6.332%      347.43      701       70.74%
                                    ============       ===     ======

----------

      The weighted average mortgage rate of the initial Group 2 Loans was approximately 6.332% per annum.

                          Original Loan-to-Value Ratios

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
Range of Loan-to-Value                               No. of                    Average      Gross        Term     Credit    Original
Ratios (%)                         Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
   0.01 -   20.00..............       $    500,000       1        0.40%        $500,000     5.625%      359.00      791      20.00%
  20.01 -   25.00..............          1,078,447       6        0.86          179,741     5.729       342.71      742      23.01
  25.01 -   30.00..............            940,018       6        0.75          156,670     6.127       336.36      712      29.33
  30.01 -   35.00..............          1,512,128       4        1.20          378,032     5.872       358.81      745      33.73
  35.01 -   40.00..............          1,937,409      11        1.54          176,128     5.911       298.70      731      38.52
  40.01 -   45.00..............          2,459,038      11        1.95          223,549     5.832       327.52      715      42.03
  45.01 -   50.00..............          3,894,999      13        3.09          299,615     6.017       338.66      717      47.12
  50.01 -   55.00..............          5,915,588      21        4.70          281,695     6.026       346.56      716      52.65
  55.01 -   60.00..............         10,499,357      37        8.34          283,766     5.956       351.71      704      57.95
  60.01 -   65.00..............          9,203,264      38        7.31          242,191     6.013       340.82      701      63.10
  65.01 -   70.00..............         17,701,465      71       14.06          249,316     6.320       353.38      692      68.51
  70.01 -   75.00..............          8,298,979      38        6.59          218,394     6.373       350.13      698      73.87
  75.01 -   80.00..............         47,065,199     205       37.39          229,586     6.362       348.24      702      79.48
  80.01 -   85.00..............          1,123,783       8        0.89          140,473     6.718       290.39      657      84.17
  85.01 -   90.00..............          7,283,735      42        5.79          173,422     7.287       350.03      685      89.51
  90.01 -   95.00..............          5,539,815      33        4.40          167,873     7.173       358.40      683      94.84
  95.01 -  100.00..............            908,288       5        0.72          181,658     6.642       357.47      717      98.18
                                      ------------     ---      ------         --------     -----       ------      ---      -----
       Total...................       $125,861,510     550      100.00%        $228,839     6.332%      347.43      701      70.74%
                                      ============     ===      ======

----------

      The minimum and maximum loan-to-value ratios of the initial Group 2 Loans at origination were approximately 20.00% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the initial Group 2 Loans at origination was approximately 70.74%.


                                     99-23

                                 Occupancy Types

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
Occupancy                          Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
Owner Occupied.................       $101,576,134     402      80.70%        $252,677      6.262%      348.78      701       71.06%
Non-Owner Occupied.............         22,484,885     137      17.86          164,123      6.604       340.36      705       68.84
Second Home....................          1,800,491      11       1.43          163,681      6.893       359.32      702       76.18
                                      ------------     ---     ------         --------      -----       ------      ---       -----
  Total........................       $125,861,510     550     100.00%        $228,839      6.332%      347.43      701       70.74%
                                      ============     ===     ======

      Occupancy type is based on the representation of the borrower at the time of origination.

                  Mortgage Loan Program and Documentation Type

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
Document Type                      Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
Progressive Series Program
(Limited (Stated)
Documentation).................     $ 45,452,265       203      36.11%        $223,903      6.366%      343.26      688       70.11%

Progressive Series Program
(Full Documentation)...........       36,393,166       134      28.92          271,591      5.999       355.01      729       68.75

Progressive Express(TM)
Program (Non Verified
Assets)........................       16,369,701        68      13.01          240,731      6.690       350.98      689       74.77

Progressive Express(TM)No
Doc Program (No
Documentation).................       13,621,881        79      10.82          172,429      6.383       336.90      695       70.74

Progressive Express(TM)
Program (Verified Assets)......       10,250,072        46       8.14          222,828      6.500       345.14      694       74.64

Progressive Series Program
(No Income/No Asset
Documentation).................        3,221,931        18       2.56          178,996      6.699       352.32      690       66.10

Progressive Express(TM)
Program No Doc Program
(Verified Assets)..............          552,494         2       0.44          276,247      8.318       359.00      683       88.67
                                    ------------       ---     ------         --------      -----       ------      ---       -----
  Total........................     $125,861,510       550     100.00%        $228,839      6.332%      347.43      701       70.74%
                                    ============       ===     ======

      See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.


                                      99-24

                                 Risk Categories

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
Credit Grade Category              Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
A+(1)..........................     $ 76,722,588       294       60.96%       $260,961       6.055%     345.96      732       68.31%
A(1)...........................       37,635,250       189       29.90         199,128       6.573      348.05      650       73.70
A- (1).........................        3,129,879        19        2.49         164,730       7.120      352.95      606       68.92
Progressive Express(TM)I(2)....        4,029,300        18        3.20         223,850       7.242      352.93      728       80.47
Progressive Express(TM)II(2)...        4,094,918        28        3.25         146,247       7.691      358.85      650       80.73
Progressive Express(TM)V(2)....          249,575         2        0.20         124,788       8.315      357.30      561       73.93
                                    ------------       ---      ------        --------       -----      ------      ---       -----
  Total........................     $125,861,510       550      100.00%       $228,839       6.332%     347.43      701       70.74%
                                    ============       ===      ======

----------

(1) All of these initial Group 2 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A and A-; correspond to Progressive Series I+, I and II; and III and III+, respectively. All of the Seasoned Mortgage Loans in Loan Group 2 have been assigned credit grades by Impac Funding. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III.

(2) These initial Group 2 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these initial Group 2 Loans is generally based on the borrower's "Credit Score" score and therefore these initial Group 2 Loans do not correspond to the alphabetical risk categories listed above.

      See "--Underwriting Standards" below for a description of the Seller's risk categories.

                                 Property Types

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
Property Type                      Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
Single-Family Residence........      $ 87,784,350      360       69.75%       $243,845       6.236%     349.94      702       70.39%
Planned Unit Development ......         8,588,927       40        6.82         214,723       6.197      336.47      704       70.14
Two Family.....................         6,759,728       36        5.37         187,770       6.752      323.88      689       71.32
De Minimis PUD.................         6,376,266       23        5.07         277,229       6.570      353.74      691       76.66
Condominium....................         5,519,823       42        4.39         131,424       6.536      352.82      716       71.70
Four Family....................         5,000,182       23        3.97         217,399       6.897      351.02      693       67.30
Three Family...................         4,401,284       16        3.50         275,080       6.501      335.74      704       71.21
Townhouse......................           901,894        6        0.72         150,316       7.031      358.90      685       76.49
Highrise/Condominium...........           454,157        3        0.36         151,386       5.932      313.60      740       68.88
Manufactured Housing...........            74,899        1        0.06          74,899       8.000      358.00      581       60.00
                                     ------------      ---      ------        --------       -----      ------      ---       -----
  Total........................      $125,861,510      550      100.00%       $228,839       6.332%     347.43      701       70.74%
                                     ============      ===      ======


                                      99-25

                 Geographic Distribution of Mortgaged Properties

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
State                              Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
Arizona .......................     $  1,517,960        13        1.21%      $116,766       6.243%      333.29      685       77.04%
California ....................       56,417,046       177       44.82        318,740       6.087       352.46      719       65.10
Colorado ......................          637,023         6        0.51        106,170       6.581       304.72      681       66.63
Connecticut ...................          835,255         4        0.66        208,814       7.732       338.51      662       85.88
District of Columbia ..........        1,360,973         4        1.08        340,243       5.867       358.55      683       71.48
Florida .......................        8,975,350        61        7.13        147,137       6.846       341.76      683       76.55
Georgia .......................          141,463         1        0.11        141,463       5.625       357.00      764       80.00
Hawaii ........................        3,176,073        11        2.52        288,734       6.487       353.43      727       72.06
Illinois ......................        4,604,682        28        3.66        164,453       6.361       349.38      679       74.62
Indiana .......................        1,136,693         8        0.90        142,087       6.607       275.61      653       82.41
Kansas ........................          243,100         3        0.19         81,033       6.473       244.95      614       74.07
Kentucky ......................          148,659         1        0.12        148,659       6.250       359.00      737       80.00
Louisiana .....................          251,657         2        0.20        125,829       6.125       358.60      702       73.19
Massachusetts .................          655,373         2        0.52        327,686       5.895       323.45      720       45.20
Maryland ......................        2,885,941        18        2.29        160,330       6.743       358.38      664       75.07
Maine .........................          491,400         3        0.39        163,800       6.071       249.25      718       71.87
Michigan ......................          482,919         2        0.38        241,460       6.660       357.51      697       76.58
Minnesota .....................          115,500         1        0.09        115,500       6.625       180.00      778       67.95
Missouri ......................          448,828         4        0.36        112,207       6.449       313.03      726       84.42
North Carolina ................        1,150,742         8        0.91        143,843       6.261       358.75      700       78.69
New Hampshire .................          309,373         2        0.25        154,686       5.940       358.00      666       59.18
New Jersey ....................        9,291,429        37        7.38        251,120       6.394       335.97      691       75.99
Nevada ........................        2,985,561        14        2.37        213,254       6.481       358.99      681       76.52
New York ......................       10,446,167        37        8.30        282,329       6.326       337.09      687       70.12
Ohio ..........................        1,528,060        13        1.21        117,543       6.881       341.41      671       75.46
Oklahoma ......................          149,264         2        0.12         74,632       6.235       357.58      706       73.73
Oregon ........................        2,197,022        15        1.75        146,468       6.251       352.81      699       78.50
Pennsylvania ..................        1,997,353        14        1.59        142,668       6.830       358.41      688       77.24
Rhode Island ..................          155,731         1        0.12        155,731       6.750       358.00      625       52.89
South Carolina ................        1,080,092         8        0.86        135,011       6.835       357.67      682       80.42
Tennessee .....................          334,368         3        0.27        111,456       6.898       358.46      638       82.35
Texas .........................        2,110,508        15        1.68        140,701       7.147       351.95      679       84.54
Utah ..........................          371,485         3        0.30        123,828       6.680       358.75      651       90.06
Virginia ......................        4,248,656        17        3.38        249,921       6.514       358.60      699       78.61
Washington ....................        1,992,409         8        1.58        249,051       6.191       343.33      685       72.94
Wisconsin .....................          710,945         2        0.56        355,472       8.218       358.13      646       80.65
West Virginia .................           91,638         1        0.07         91,638       6.625       358.00      678       85.00
Wyoming .......................          184,816         1        0.15        184,816       6.000       359.00      684       93.00
                                    ------------       ---      ------       --------       -----       ------      ---       -----
  Total........................     $125,861,510       550      100.00%      $228,839       6.332%      347.43      701       70.74%
                                    ============       ===      ======

      No more than approximately 1.78% of the initial Group 2 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.


                                     99-26

                              Debt to Income Ratio

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
Description (%)                    Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
   5.01 -   10.00...........       $    146,580         1        0.12%        $146,580       7.000%     359.00      652       90.00%
  10.01 -   15.00...........          1,566,986         8        1.25          195,873       6.136      347.59      727       62.43
  15.01 -   20.00...........          1,865,636         7        1.48          266,519       6.014      358.70      692       61.13
  20.01 -   25.00...........          4,354,925        22        3.46          197,951       6.004      352.48      709       68.48
  25.01 -   30.00...........         11,251,482        44        8.94          255,716       6.040      344.86      714       66.52
  30.01 -   35.00...........         15,742,699        69       12.51          228,155       6.125      350.62      712       71.59
  35.01 -   40.00...........         21,964,638        75       17.45          292,862       6.240      347.79      713       69.45
  40.01 -   45.00...........         17,053,708        76       13.55          224,391       6.330      354.19      697       71.54
  45.01 -   50.00...........         12,737,344        57       10.12          223,462       6.514      346.01      683       75.22
  50.01 -   55.00...........          4,171,905        17        3.31          245,406       6.222      320.62      688       65.54
55.00 and higher............            683,593         3        0.54          227,864       6.895      359.28      762       86.67
Not Required................         34,322,013       171       27.27          200,714       6.583      345.45      692       71.91
                                   ------------       ---      ------         --------       -----      ------      ---       -----
  Total.....................       $125,861,510       550      100.00%        $228,839       6.332%     347.43      701       70.74%
                                   ============       ===      ======

      As of the Cut-off Date, the weighted average debt to income ratio of the initial Group 2 Loans will be approximately 37.00% per annum.

                               Prepayment Penalty

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
Number of Months                   Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
0..............................      $ 84,190,644      350      66.89%         $240,545      6.198%     347.63      709       69.95%
6..............................           428,000        1       0.34           428,000      7.500      360.00      695       80.00
12.............................         2,604,762       12       2.07           217,063      6.068      358.79      707       66.70
24.............................         4,743,433       22       3.77           215,611      6.724      344.28      686       74.78
36.............................        15,861,454       74      12.60           214,344      6.504      347.53      684       71.31
60.............................        18,033,218       91      14.33           198,167      6.712      345.26      682       73.19
                                     ------------      ---     ------          --------      -----      ------      ---       -----
  Total........................      $125,861,510      550     100.00%         $228,839      6.332%     347.43      701       70.74%
                                     ============      ===     ======


                                      99-27

                     Months Remaining to Scheduled Maturity

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
Range of Months                    Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
1-120..........................      $    151,000        1        0.12%       $151,000      6.000%      120.00      685       54.90%
121-180........................         7,355,583       42        5.84         175,133      5.947       178.51      708       66.33
181-240........................           320,603        1        0.25         320,603      6.000       238.00      655       70.00
241-300........................           262,620        1        0.21         262,620      6.000       299.00      690       51.57
301-360........................       117,771,704      505       93.57         233,211      6.358       358.67      701       71.08
                                     ------------      ---      ------        --------      -----       ------      ---       -----
Total..........................      $125,861,510      550      100.00%       $228,839      6.332%      347.43      701       70.74%
                                     ============      ===      ======

      As of the Cut-off Date, the weighted average number of months remaining to scheduled maturity of the initial Group 2 Loans will be approximately 347 months.

                                  Credit Scores

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
Range of Credit Scores             Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
Not Required...................      $     94,907        1        0.08%       $ 94,907       5.875%      357.00     N/A      80.00%
Greater than 820...............           136,370        1        0.11         136,370       6.250       359.00     821      38.88
801-820........................         1,439,052        4        1.14         359,763       5.582       358.38     804      58.94
781-800........................         5,109,843       17        4.06         300,579       6.051       358.92     789      62.15
761-780........................        15,998,591       46       12.71         347,795       5.955       340.95     771      64.71
741-760........................        11,394,481       37        9.05         307,959       5.860       346.11     749      71.82
721-740........................        10,462,456       57        8.31         183,552       6.113       342.34     730      73.94
701-720........................        16,902,942       70       13.43         241,471       6.210       347.57     709      69.96
681-700........................        18,893,534       78       15.01         242,225       6.363       347.42     691      69.59
661-680........................        12,820,935       74       10.19         173,256       6.734       351.75     671      74.36
641-660........................        15,274,932       76       12.14         200,986       6.743       349.26     650      75.16
621-640........................        13,593,706       67       10.80         202,891       6.584       346.43     630      73.31
601-620........................         2,786,681       14        2.21         199,049       7.067       358.00     610      72.70
581-600........................           778,402        7        0.62         111,200       6.930       336.93     592      62.89
541-560........................           174,676        1        0.14         174,676       8.450       357.00     552      79.91
                                     ------------      ---      ------        --------      -----        ------     ---      -----
Total..........................      $125,861,510      550      100.00%       $228,839      6.332%       347.43     701      70.74%
                                     ============      ===      ======

      As of the Cut-off Date, the weighted average credit score of the initial Group 2 Loans will be approximately 701.


                                      99-28

                                  Loan Purposes

                                                                                                       Weighted
                                                                                           Weighted     Average  Weighted   Weighted
                                                                                           Average       Remg.   Average    Average
                                                     No. of                    Average      Gross        Term     Credit    Original
Loan Purpose                       Current Balance    Loans   % of Total       Balance       WAC       (Months)    Score      LTV
-----------------------            ---------------   ------   ----------       -------     --------    --------  --------   --------
Refinance - Cash Out...........      $ 52,527,629      247      41.73%        $212,662      6.283%      338.33      690       67.82%
Purchase.......................        43,776,492      211      34.78          207,472      6.644       355.66      700       79.40
Refinance - No Cash Out                29,557,390       92      23.48          321,276      5.958       351.40      723       63.10
                                     ------------      ---     ------         --------      -----       ------      ---       -----
        Total..................      $125,861,510      550     100.00%        $228,839      6.332%      347.43      701       70.74%
                                     ============      ===     ======


                                      99-29